UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 31, 2006
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                           Dollar General Corporation
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               (Exact Name of Registrant as Specified in Charter)


          Tennessee                001-11421                 61-0502302
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 (State or Other Jurisdiction     (Commission             (I.R.S. Employer
      of Incorporation)           File Number)           Identification No.)


                100 Mission Ridge
           Goodlettsville, Tennessee                           37072
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    (Address of Principal Executive Offices)                 (Zip Code)


       Registrant's telephone number, including area code: (615) 855-4000
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          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On August 31, 2006, Dollar General Corporation (the "Company") issued a news release regarding results of operations and financial condition for the second quarter ended August 4, 2006. The news release is attached hereto as
Exhibit 99.1 and incorporated by reference as if fully set forth herein.


ITEM 7.01.   REGULATION FD DISCLOSURE

     The information set forth in Item 2.02 above is incorporated herein by reference. The news release also sets forth information regarding the planned conference call and webcast to discuss second quarter earnings, the outlook for the 2006 fiscal year and other matters.

     On August 31, 2006, the Company issued a news release regarding sales results for the four-week and 30-week periods ended August 25, 2006. The news release is attached hereto as Exhibit 99.2 and incorporated by reference as if fully set forth herein.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)     Financial statements of businesses acquired. N/A
     (b)     Pro forma financial information. N/A
     (c)     Shell company transactions. N/A
     (d) Exhibits. See Exhibit Index immediately following the signature page hereto.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 31, 2006                    DOLLAR GENERAL CORPORATION
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                                         By:   /s/ Susan S. Lanigan
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                                               Susan S. Lanigan
                                               Executive Vice President and
                                               General Counsel

                                  EXHIBIT INDEX


   Exhibit No.       Description
   -----------       -----------

      99.1 News release dated August 31, 2006 regarding 2006 second quarter financial results and other matters.
      99.2 News release dated August 31, 2006 regarding August 2006 sales results.